Nasdaq SFNC Exhibit 99.2 th 4 Quarter 2025 Earnings Presentation January 20, 2026

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $24.5 $20.2 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $9.4 $17.5 CONSECUTIVE YEARS 3 116 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 123 14.45% 8.71% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 222 ACROSS SIX STATES 4.4% 87% 2 DIVIDEND YIELD LOAN TO DEPOSIT RATIO 1.28% 199% ACL TO TOTAL NPL COVERAGE LOANS RATIO Figures presented on this slide are as of December 31, 2025, unless otherwise noted 2 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on January 9, 2026, closing stock price of $19.30 and annualized dividend rate of $0.85 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

4Q25 Financial Highlights 3

4Q25 Highlights

- **Strong PPNR[1] and EPS growth driving higher returns**
  - Net interest margin up 31 bps reflecting first full quarter results after balance sheet repositioning and continued strategic focus on profitability and pricing discipline
  - Significantly improved adjusted efficiency ratio[1] by 408 bps to 53.6% as adjusted revenue[1] grew 7% and adjusted expenses[1] declined 1% while continuing to make investments in our businesses
  - 2025 Operating Leverage[1] was 12%, meaningfully exceeding our guidance
- **Solid balance sheet growth**
  - Total loans grew 7% on a linked quarter annualized basis
  - Total deposits grew 7% annualized and customer deposits increased 8% annualized
- **Decisive credit quality actions taken in the quarter**
  - Net charge-offs (NCOs) included $28.2M related to the two previously disclosed credit relationships[2]; approximately $2.6M below specific reserve levels
  - Sold small ticket equipment finance loans included in "run-off" portfolio resulting in $6.2M of NCOs
  - NPL ratio at 64 bps, down 26 bps; ACL ratio ends the quarter at 1.28% and is near the top-end of our modeled range
- **Poised to build upon strong momentum from balance sheet repositioning and leadership succession through disciplined execution of our strategic plan**

	Reported	Adjusted[1]	LQ Change
Net income	$78.1M	$79.0M	22%[1]
EPS (diluted)	$0.54	$0.54	17%[1]
ROAA	1.28%	1.29%	26 bps[1]
Revenue	$249.0M	$249.0M	7%[1]
PPNR[1]	$109.1M	$110.4M	19%[1]
NIM	3.81%		31 bps
NCO ratio	112 bps		87 bps
ACL ratio	1.28%		(22) bps
NPL/Loans	64 bps		(26) bps
TCE ratio[1]	8.7%		18 bps

Comparisons on this page are 4Q25 vs 3Q25, unless otherwise noted
Bps = basis points LQ = linked quarter (4Q25 vs 3Q25)
LQ change – represents 4Q25 results vs 3Q25 results, except for net income, EPS, ROAA, revenue and PPNR, for which adjusted results are utilized to calculate the percentage change
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
2 As used in this presentation, "two previously disclosed credit relationships" refers to two credit relationships (one associated with a downtown St. Louis, Missouri, hotel and the other associated with a fast-food operator) that the Company migrated to nonperforming status at the end of the first quarter of 2025

4

Income Statement Highlights 2 2 Net Interest Income Adjusted Total Revenue Adjusted PPNR $ in millions $ in millions $ in millions +19% +20% +60% $249.0 $197.3 $110.4 $232.5 $186.7 $92.8 7% 6% $214.2 19% $77.3 $209.6 $171.8 $208.5 $69.2 $66.0 $164.9 $163.4 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 1 NIM 2.87% 3.50% 3.81% 2.95% 3.06% 2 2 2 Adjusted NIE Adjusted Net Income Adjusted Diluted EPS $ in millions $ in millions +59% +38% (0.5)% $79.0 $143.6 $0.54 $64.9 $0.46 $139.7 $0.44 $139.3 $56.1 $138.6 $0.39 $49.6 22% 17% $136.8 (1)% $33.1 $0.26 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 PPNR – Pre-provision net revenue NIE – Noninterest Expense 5 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Deleveraging results have exceeded balance sheet repositioning guidance

Deleveraging Evolution[1]
$ in billions; Average Balances



2Q25
3Q25
4Q25
NIM[1]
3.06%
3.50%
3.81%
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$-
$(4.0)
$(8.0)
$(12.0)
$(16.0)
$(20.0)
$(24.0)
26%
73%
81%
17%
2%
3%
18%
79%
85%
13%
2%
1%
16%
83%
89%
10%
2%
Customer deposits
Wholesale funding
Subordinated debt
Loans
Securities
Other earning assets

	Repositioning Guidance[4]	Reported 4Q25
Net Interest Margin (FTE)[2]	3.50%	3.81%
Adjusted ROAA[3]	1.10%	1.29%
Adjusted ROATCE[3]	14.0%	16.1%
CET1 Ratio	11.5%	11.6%
Total Risk-Based Capital Ratio	13.5%	14.4%

1 Percentages in the NIM and Deleveraging Evolution graph represent average loans, securities and other earning assets as a percentage of total average earnings assets, and average customer deposits, wholesale funding (brokered deposits and FHLB/other borrowings) and subordinated debt as a percentage of average interest bearing liabilities and noninterest bearing demand deposits
2 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%
3 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations
4 Issued by the Company as of September 9, 2025, and not subsequently updated. Presented here for historical informational purposes only

6

Net Interest Margin (FTE) 1 1 Net Interest Margin Net Interest Margin Evolution FTE (%) FTE 9 bps +94 bps 16 bps (2) bps 3.81% (8) bps 3.81% 16 bps 3.50% +31 bps 3.06% 3.50% 2.95% 2.87% Mix Hedges 4Q25 3Q25 Funding Securities Loan Yield Rate Rate 4Q24 1Q25 2Q25 3Q25 4Q25 Select Yields/Rates FTE (%) Commentary 6.32 6.31 6.26 6.23 6.20 ❑ 4Q25 reflects first full quarter impact of balance sheet repositioning ❑ Favorable repricing of fixed-rate loans mitigated the impact of interest 4.30 4.01 3.54 rate reductions and will continue to be a tailwind 3.48 3.48 ❑ Deposit cost down 21 bps from 3Q25 levels, driven by low-cost customer 2.60 deposit growth and interest rate reductions 2.44 2.36 2.25 2.04 4Q24 1Q25 2Q25 3Q25 4Q25 ❑ Hedging income of $6.7 million in 4Q25 compared to $7.5 million in 3Q25 Loan Yield (FTE) Securities (FTE) Cost of Deposits 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 7

Noninterest Income

$ in millions	4Q25 Reported	4Q25 Adjusted[1]	Adjusted[1] 4Q25 vs Adjusted[1] 3Q25		Adjusted[1] 4Q25 vs Adjusted[1] 4Q24	
Service charges on deposit accounts	$ 12.7	$ 12.7	$(0.4)	(3) %	$(0.3)	(2) %
Wealth management fees	10.3	10.3	0.4	4	0.7	7
Debit and credit card fees	8.7	8.7	0.2	2	0.3	4
Mortgage lending income	2.2	2.2	-	(1)	0.4	22
Bank owned life insurance	3.9	3.9	-	-	0.2	4
Swap fee income	2.1	2.1	1.2	128	1.3	150
Other service charges and fees	1.5	1.5	-	2	0.1	5
Other	10.3	10.3	4.5	77	5.5	117
Total noninterest income	**$ 51.7**	**$ 51.7**	**$ 5.8**	**13 %**	**$ 8.2**	**19 %**

Commentary

- 4Q25 noninterest income exceeded the top end of management expectation
- Growth in fee income on a linked quarter basis driven by an increase in swap fee income due to higher volume of customer activity
- Linked quarter increase in "Other" noninterest income reflects:
  - $1.7M increase in annual volume-based incentive due to higher customer transaction activity
  - Proceeds from BOLI death benefits of $3.3M

Adjusted Total Revenue Per Employee (FTE)[1]

($ in thousands)



$70.8
$71.1
$72.7
$80.7
$85.4
4Q24
1Q25
2Q25
3Q25
4Q25

Adjusted Noninterest Income to Adjusted Total Revenue[1]



20.9%
22.0%
19.8%
19.7%
20.8%
4Q24
1Q25
2Q25
3Q25
4Q25

Adjusted PPNR per Avg. Diluted Share[1]



+38%
$0.55
$0.52
$0.61
$0.66
$0.76
+15%
4Q24
1Q25
2Q25
3Q25
4Q25

Totals may not foot due to rounding
FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

8

Noninterest Expense 1 1 4Q25 Adjusted 4Q25 vs Adjusted 1 $ in millions Reported 3Q25 4Q24 Adjusted Commentary Salaries and employee benefits $ 72.9 $ 72.9 $(3.0) (4) % $ 1.5 2% ❑ Linked quarter decrease in salaries and employee benefits primarily reflects YTD accrual true-ups Occupancy expense, net 11.6 11.2 (0.4) (4) (0.6) (5) Furniture and equipment 5 .3 5.3 - 1 (0.3) (6) ❑ Increase in “Other” noninterest expense primarily related to the timing of professional services and Deposit insurance 4 .7 4.7 (0.4) (8) (0.8) (15) marketing expenses, offset in part by a fraud recovery in 4Q25 OREO and foreclosure expense 0.4 0.4 0 .2 NM 0.1 36 ❑ Adjusted efficiency ratio improves 925 bps year- Other 44.8 44.0 2.6 6 (0.6) (1) over-year and 408 bps on a linked quarter basis Total noninterest expense $139.9 $138.6 $(1.1) (1) % $(0.7) - % 1 Employees (FTE) # of Financial Centers Adjusted Efficiency Ratio 925 bp improvement 64.75% 2,946 2,949 2,947 62.89% 2,917 60.52% 2,883 223 223 222 222 222 57.72% 53.64% 408 bps 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25 Note: Numbers may not add due to rounding FTE – full-time equivalent 9 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Noninterest Expense: Steadfast focus on expense management discipline reflects… $ in millions 1.2% reduction in expense base over a 3-year period $566M $559M 1.3% $552M 2.3% $539M 4Q22 2023 2024 2025 Annualized Adjusted Adjusted Adjusted Adjusted 1 1 1 1 Noninterest Expense Noninterest Expense Noninterest Expense Noninterest Expense Annual Inflation Rate 4.1% 2.9% 2.7% … continuous efficiency improvement mindset utilized to self-fund strategic investments 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 10

Deposits, Interest Rate Sensitivity, Hedging Program and Capital 11

Deposits



Deposit Mix
$ in billions; Period End Balances
$21.9
$21.7
$21.8
$19.8
$20.2
15.1%
13.0%
14.2%
37.3%
20.4%
13.4%
14.0%
13.9%
38.2%
20.5%
14.8%
12.3%
13.4%
39.0%
20.5%
9.3%
11.1%
14.7%
42.8%
22.1%
9.4%
12.0%
14.0%
43.2%
21.5%
Customer Deposits
90.6%
4Q24
1Q25
2Q25
3Q25
4Q25
Noninterest Bearing
Interest Bearing Transaction Accounts
Time Deposits
Public Funds (interest bearing)
Brokered Deposits



Evolution of Funding Rates
64% interest bearing deposit beta since 2Q24[1]
5.33%
5.27%
4.66%
4.33%
4.33%
4.30%
3.90%
3.53%
3.52%
3.28%
3.05%
2.97%
2.86%
2.62%
2.79%
2.79%
2.60%
2.44%
2.36%
2.25%
2.04%
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25



Linked Quarter Deposit Change[2]
$ in millions; Period End Balances
Total Deposits
$346
Noninterest Bearing Transaction Accounts
$8
Interest Bearing Transaction and Savings Accounts
$215
Time Deposits
$(101)
Public Funds (interest bearing)
$227
Brokered (MM & CDs) and Other Non-Customer Deposits
$(3)
Customer Deposits
+$349M

Commentary

- **8% annualized** linked quarter increase in customer deposits
- **21 basis point decrease** in cost of deposits on a linked quarter basis
- Focus remains on optimizing deposit balances and proactively managing costs
- **~77% of deposits** are FDIC insured or are collateralized deposits

Totals may not add due to rounding
Source: Average Fed Funds rate based on data from www.macrotrends.net
1 Deposit beta calculated as change in cost of deposits from 2Q24 to 4Q25 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 4Q25
2 Linked quarter change is 4Q25 vs 3Q25

12

Interest Rate Sensitivity

Loan Portfolio – Repricing and Maturity (contractual)

At December 31, 2025
$ in millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	$ 2,463.5	$ 125.7	$ 208.7	$ 68.0	$ 7.8	$ 2,873.8	$ 2,394.5	$ 479.3
RE - Commercial	3,780.8	1,083.8	2,135.2	710.2	579.9	8,290.0	3,882.3	4,407.7
RE - Single-Family	662.4	297.3	576.4	391.8	679.5	2,607.5	1,449.3	1,158.1
Commercial	1,550.5	120.7	359.1	242.3	109.7	2,382.3	1,546.8	835.6
Consumer	223.6	13.4	38.0	8.6	7.6	291.2	217.7	73.6
Other[1]	577.5	37.0	45.0	38.5	349.4	1,047.4	564.4	483.0
Total	$ 9,258.4	$ 1,678.0	$ 3,362.4	$ 1,459.3	$ 1,734.0	$ 17,492.2	$ 10,055.0	$ 7,437.2
Weighted average rate [2]	*6.74%*	*5.04%*	*5.68%*	*6.24%*	*4.75%*	*6.11%*	*6.62%*	*5.46%*

Note: Weighted average rates in the table above are based on contractual repricing and maturity. Does not include the impact of Hedging Program summarized on Slide 14

CD Maturities (over the next 12 months)

$ in millions



Weighted Average Rates
3.59%
3.98%
3.39%
3.98%
3.24%
2.85%
$1,874.9
$892.4
$827.3
$312.7
$409.9
$221.1
1Q26
2Q26
3Q26
4Q26
Customer CDs
Brokered CDs

Additional Interest Rate Sensitivity Factors

- **~$93 million** of projected securities principal maturities per quarter[3]
- **~$2.5 billion** of projected cash flows from fixed rate loans at a **weighted average rate of 5.57%**[4]
- **~29% of customer interest bearing deposits**[5] are tied to index rates, principally Fed Funds target rate

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Change in Interest Rates	% Impact on Net Interest Income
Down 25 bps	(0.4)%
Down 50 bps	(0.8)%

Assumes an immediate, parallel change in interest rates and static balance sheet as of December 31, 2025.

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months assuming a static balance sheet as of December 31, 2025
4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve
5 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

13

Hedging Program

Estimated Future Swap Income[1]

$ in millions; Based on forward rates



$6.0
$5.4
$5.4
$5.1
$5.2
1Q26
2Q26
3Q26
4Q26
1Q27

Hedging Program Update

- No additional hedging instruments added during 4Q25
- Net interest income (NII) sensitivity remains slightly asset sensitive
- Hedging strategy designed to help protect NII from falling rates resulting in near neutral IRR position

			Quarterly Average (Notional)						Annual Average (Notional)			
Hedged Item	**Quarter Initiated**	**Rate Protection**	**4Q25**	**1Q26**	**2Q26**	**3Q26**	**4Q26**	**1Q27**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	3Q25	Down rate	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 1,000.0	$ 899.6	$ 209.6	$ -
Varibale rate CMBS	3Q25	Down rate	300.0	300.0	300.0	260.9	200.0	200.0	130.4	-	-	-
Subordinated debt	3Q25	Down rate	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	244.0
Fixed rate munis	3Q21	Up rate	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	1,001.7	937.2	54.2	-
Net Asset Swap Position (up rate - down rate)			**$ 623.3**	**$ 623.3**	**$ 623.3**	**$ 584.2**	**$ 523.3**	**$ 523.3**	**$ 453.7**	**$ 287.4**	**$ 480.4**	**$ 244.0**

			Quarterly Fixed Rate						Annual Fixed Rate			
Hedged Item	**Receive**	**Pay**	**4Q25**	**1Q26**	**2Q26**	**3Q26**	**4Q26**	**1Q27**	**2027**	**2028**	**2029**	**2030**
Variable rate loans	Fixed	1M SOFR	4.03%	3.59%	3.24%	3.24%	3.24%	3.24%	3.24%	3.26%	3.22%	-
Varibale rate CMBS	Fixed	1M SOFR	3.82%	3.82%	3.82%	3.53%	3.07%	3.07%	3.07%	-	-	-
Subordinated debt	Fixed	SOFR 30D average	3.56%	3.56%	3.56%	3.56%	3.07%	3.07%	3.07%	3.07%	3.07%	3.07%
Fixed rate munis	Fed effective	Fixed	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.22%	1.22%	-

Totals may not add due to rounding
1 Estimated swap income based on projected forward effective Fed Funds rates as of December 31, 2025. Does not include potential impact of hedge ineffectiveness that is recorded in interest income.

14

Capital: Focused on maintaining a strong capital position 1 1 CET 1 Capital Ratio Tier 1 Leverage Ratio Commentary 12.4% 10.0% 10.1% 11.6% 11.5% 9.6% ❑ $330M of subordinated debt due 2028 redeemed and paid in full on October 1, 2025 9.9% 8.2% 2 ❑ Share Repurchase Program Reported Adj. HTM 3 ▪ No shares were repurchased during 4Q25 Loss ▪ $175M remaining authorization under current program 2Q25 3Q25 4Q25 2Q25 3Q25 4Q25 WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 1 1 Total Risk-Based Capital Ratio Capital Ratios (at 12/31/25) Tier 1 Risk-Based Capital Ratio 15.1% 14.5% 14.4% Equity to Assets 12.4% 11.6% 11.5% 13.9% 12.0% 9.9% 3 Tangible Common Equity Ratio 8.7% 2Q25 3Q25 4Q25 2Q25 3Q25 4Q25 WELL CAPITALIZED WELL CAPITALIZED 8.0% 10.0% 1 4Q25 data as of December 31, 2025, 3Q25 data as of September 30, 2025, and 2Q25 data as of June 30, 2025 2 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases 15 3 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations

Loan Portfolio 16

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall

$ in millions



7% annualized
$17,189
$751
$(274)
$(174)
$17,492
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 9/30/25
Total loans at 12/31/25

Linked Quarter Change by Loan Type

$ in millions



Total Loans $303
RE – Commercial $414
RE – Construction $(1)
Commercial[2] $3
RE – Single Family $(11)
Consumer & Other $85
Agricultural $(47)
Mortgage Warehouse $(122)
Run-Off Portfolio[3] $(18)

Unfunded Commitments

$ in millions



RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,739
$3,888
$3,947
$3,955
$3,871
4Q24
1Q25
2Q25
3Q25
4Q25
94% variable rate
• 62% tied to Prime
• 38% tied to SOFR

Commentary

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Total loans at $17.5 billion, up 7% on a linked quarter annualized basis
- Loan growth impacted by seasonality in mortgage warehouse and agricultural portfolios
- Minimal exposure to Shared National Credits (SNC)
  - SNC outstandings total ~1% of total loans
  - Additional banking relationships with all borrowers

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) and change in run-off portfolio
2 Commercial loan change excludes the impact of loans included in the run-off portfolio
3 "Run-off portfolio" consists of small ticket equipment finance portfolio that was sold during 4Q25 and an acquired asset based lending portfolio

17

Pipelines: Represent opportunities that meet disciplined appetite for credit and pricing Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 $1,611 $1,538 Commentary $757 $1,265 $490 ❑ Continued focus on maintaining prudent underwriting $1,244 $564 standards and pricing discipline $774 $1,002 $552 $549 ❑ $774 million of ready to close loans in the commercial $249 $292 $436 1 $330 pipeline as of December 31, 2025, with a rate of 6.53% $105 $121 $168 $199 ❑ Mortgage loan originations in 4Q25 ❑ 72% purchase ❑ 28% refinance $551 $527 $514 $809 $775 $685 $659 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Rate Ready to 8.68% 8.31% 7.93% 7.39% 7.35% 7.19% 6.53% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $25 $27 $27 $21 $32 $16 $111 $110 $96 $89 $84 $75 $69 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 18

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State



$17.0B[1]
32%
19%
14%
9%
4%
3%
3%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Florida
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	8.7%	8.6%
Houston-Sugarland-Baytown	9.0%	8.5%
Little Rock-North Little Rock-Conway	6.3%	7.2%
Nashville-Davidson-Murfreesboro	5.5%	6.0%
Memphis	4.8%	4.6%
Fort Worth-Arlington	3.8%	3.8%
Fayetteville-Springdale-Rogers	3.8%	3.5%
St. Louis	2.7%	2.5%
Kansas City	2.3%	3.0%
Jonesboro	2.0%	2.0%

Office (non-owner occupied permanent)
By State



$1.0B
49%
15%
10%
9%
2%
2%
13%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/25
NPL Ratio	0.49%
Past Due 30+ Days	0.00%
Average Loan Size	$3.1M
Median Loan Size	$0.5M
Number of Loans <$1M	61%
Average LTV	46.5%
Weighted Average LTV	55.2%

Multifamily (permanent)
By State



$0.8B
32%
22%
14%
6%
4%
11%
11%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/25
NPL Ratio	0.90%
Past Due 30+ Days	0.00%
Average Loan Size	$2.8M
Median Loan Size	$0.6M
Number of Loans <$1M	67%
Average LTV	50.8%
Weighted Average LTV	61.1%

Retail (non-owner occupied permanent)
By State



$0.9B
48%
14%
10%
7%
5%
1%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/25
NPL Ratio	0.21%
Past Due 30+ Days	0.00%
Average Loan Size	$1.9M
Median Loan Size	$1.0M
Number of Loans <$1M	50%
Average LTV	47.6%
Weighted Average LTV	55.1%

Data shown above as of December 31, 2025
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

19

CLD: Quick recycling of capital given short duration of portfolio

Construction and Land Development (CLD)
By State



16%
41%
12%
$2.9B
2%
2%
4%
14%
9%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Florida
Other

Top 10 MSAs	% of Total Loans	% of Total Commitments
Dallas-Plano-Irving	12.2%	11.9%
Houston-Sugarland-Baytown	10.4%	9.7%
Nashville-Davidson-Murfreesboro	8.9%	9.7%
Austin-Round Rock-San Marcos	4.7%	3.5%
Corpus Christi	4.4%	3.4%
Orlando-Kissimmee-Sanford	4.2%	3.7%
Kansas City	3.8%	4.1%
Phoenix-Mesa-Glendale	3.7%	5.6%
Little Rock-North Little Rock-Conway	3.5%	3.9%
Fort Worth-Arlington	3.4%	3.9%

Key Statistics	At 12/31/25
NPL Ratio	0.61%
Past Due 30+ Days	0.46%
Average Loan Size	$1.5M
Median Loan Size	$0.3M
Number of Loans <$1M	82%
Average LTV	55.3%
Weighted Average LTV	53.5%
Weighted Average Maturity	~20 months

CLD - Multifamily
By State



14%
38%
22%
$0.8B
19%
7%
Texas
Arkansas
Tennessee
Florida
Other

Key Statistics	At 12/31/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$17.8M
Median Loan Size	$10.7M
Number of Loans <$1M	35%
Average LTV	51.4%
Weighted Average LTV	50.7%
Weighted Average Maturity	~13 months

CLD - Industrial Warehouse (non-owner occupied)
By State



44%
20%
$0.5B
5%
5%
8%
18%
Texas
Tennessee
Missouri
Kansas
Florida
Other

Key Statistics	At 12/31/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$12.1M
Median Loan Size	$7.6M
Number of Loans <$1M	27%
Average LTV	40.9%
Weighted Average LTV	44.8%
Weighted Average Maturity	~13 months

Data shown above as of December 31, 2025

20

Loans: Loan portfolio by type and key credit metrics

	as of September 30, 2025		as of December 31, 2025							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	173	1%	176	1%	3	1	1	-	3.41%	-
Consumer – Other	112	1%	116	1%	1	1	-	33	2.68%	0.68%
Real Estate – Construction	2,875	17%	2,874	16%	13	55	18	1,729	1.58%	1.08%
Real Estate – Commercial	7,876	46%	8,290	47%	5	267	46	254	1.20%	0.40%
Real Estate - Single-family	2,618	15%	2,607	15%	25	47	33	307	1.49%	0.93%
Commercial	2,397	14%	2,382	14%	1	31	14	1,387	1.10%	0.18%
Mortgage Warehouse	444	2%	322	2%	-	-	-	-	0.21%	-
Agriculture	353	2%	306	2%	-	1	1	148	0.58%	0.19%
Other	341	2%	419	2%	-	-	-	13	0.70%	0.30%
Total Loan Portfolio	**17,189**	**100%**	**17,492**	**100%**	**48**	**403**	**113**	**3,871**	**1.28%**	**0.66%**
Loan Concentration (Holding Company Level)										
C&D	96%		99%							
CRE	268%		291%							
Select Loan Categories										
Retail	1,158	7%	1,194	7%	-	3	3	118	0.89%	0.81%
Nursing / Extended Care	229	1%	192	1%	-	83	1	1	8.16%	0.05%
Healthcare	554	3%	555	3%	-	20	2	127	1.08%	0.56%
Multifamily	1,734	10%	1,606	9%	-	28	7	483	1.59%	0.28%
Hotel	697	4%	823	5%	4	33	4	146	1.44%	2.12%
Restaurant	611	4%	610	3%	-	22	14	23	1.56%	0.81%
NOO Office	808	5%	1,142	7%	-	28	14	94	1.93%	0.80%
NOO Industrial Warehouse	1,444	8%	1,508	9%	-	17	-	366	0.38%	0.24%
Non-Depository Financial Institutions (NDFI)[1]	801	5%	674	4%	-	-	-	149	0.33%	0.37%
Run-Off Portfolio[2]	43	<1%	25	<1%	-	-	-	-	0.53%	-

1 NDFI includes mortgage warehouse disclosed in the Total Loan Portfolio table above
2 "Run-off portfolio" consists of small ticket equipment finance portfolio that was sold during 4Q25 and an acquired asset based lending portfolio

21

Credit Quality 22

Credit Quality: Nonperforming and past due loans



Nonperforming Loans
As of each quarter end
$ in millions
$110.8
$152.4
$157.2
$153.9
$112.7
$49.8
$49.6
$49.3
$5.5
$3.8
$3.5
$3.3
$8.5
$105.3
$98.8
$104.1
$101.3
$104.1
4Q24
1Q25
2Q25
3Q25
4Q25
Core Portfolio
Run-Off Portfolio¹
Two Previously Dislosed Credit Relationships²



Nonperforming Loans Evolution
$ in millions
$153.9
$5.1
$2.7
$(4.3)
$(0.7)
$(3.2)
$(40.8)
$112.7
3Q25
Commercial Real Estate
RE – Single Family
Commercial¹
Consumer & Other³
Run-Off Portfolio¹
Two Previously Disclosed Credit Relationships²
4Q25



Nonperforming Loans / Total Loans⁴
Strategic decision to de-risk certain elements of the loan portfolio through the planned exit of particular acquired non-relationship credits
Annual
Quarterly
0.96%
0.57%
0.37%
0.50%
0.65%
0.64%
0.65%
0.89%
0.92%
0.90%
0.64%
0.60%
0.63%
0.61%
0.60%
NPL Ratio
NPL Ratio, excluding Two Previously Disclosed Credit Relationships⁵
2020
2021
2022
2023
2024
2025
4Q24
1Q25
2Q25
3Q25
4Q25



Nonperforming Assets / Total Assets⁴
Annual
Quarterly
0.64%
0.31%
0.23%
0.33%
0.45%
0.51%
0.45%
0.61%
0.62%
0.66%
0.51%
0.42%
0.44%
0.46%
0.48%
NPA to Assets
NPA to Assets, excluding Two Previously Disclosed Credit Relationships⁵
2020
2021
2022
2023
2024
2025
4Q24
1Q25
2Q25
3Q25
4Q25



Past Due 30-89 days / Total Loans⁴
Annual
Quarterly
0.21%
0.11%
0.18%
0.24%
0.22%
0.27%
0.22%
0.21%
0.17%
0.11%
0.27%
2020
2021
2022
2023
2024
2025
4Q24
1Q25
2Q25
3Q25
4Q25

Source: S&P Global Market Intelligence 2020 – 2024; Company Reports
1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios. Commercial change excludes the impact of loans included in the run-off portfolio2
2 As used in this presentation, "two previously disclosed credit relationships" refers to two credit relationships (one associated with a downtown St. Louis, Missouri, hotel and the other associated with a fast-food operator) that the Company migrated to nonperforming status at the end of the first quarter of 2025
3 Consumer & Other includes credit card, consumer-other, mortgage warehouse, agriculture and other loan portfolios
4 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period
5 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

23

Credit Quality: ACL and net charge-offs


ACL to Total Loans
1.38%
1.48%
1.48%
1.50%
0.09%
0.18%
0.18%
0.18%
0.03%
0.02%
0.02%
0.02%
1.26%
1.27%
1.28%
1.30%
1.28%
4Q24
1Q25
2Q25
3Q25
4Q25
Core Portfolio
Run-Off Portfolio
Two Previously Disclosed Credit Relationships 2


Net Charge-Offs
$ in millions
112 bps
$48.7
14 bps
$6.2
65 bps
$28.2
33 bps
$14.3
Specific Reserves
$36.0
Allocated Reserves
$12.7
4Q25
NCO 1
Two Previously Disclosed Credit Relationships 2
Run-Off Portfolio

Reserve for Unfunded Commitments

$ in millions	As of 12/31/24	As of 3/31/25	As of 6/30/25	As of 9/30/25	As of 12/31/25
Unfunded Commitments	$3,739	$3,888	$3,947	$3,955	**$3,871**
Reserve for Unfunded Commitments	$25.6	$25.6	$25.6	$25.6	**$25.6**
Provision for Unfunded Commitments	-	-	-	-	-
Reserve / Unfunded Balance	0.69%	0.66%	0.65%	0.65%	**0.66%**

Credit Quality Commentary

- Charge-offs related to two previously disclosed credit relationships totaled $28.2M vs specific reserves of $30.8M
- Sale of small ticket equipment finance business resulted in $6.2 of charge-offs in the quarter
- Deep dive analysis of NPLs resulted in $4.9M of additional net charge-offs in the quarter
- ACL ratio at 1.28% at high-end of CECL modeled range

1 Net charge-offs excluding two previously disclosed credit relationships and run-off portfolio
2 As used in this presentation, "two previously disclosed credit relationships" refers to two credit relationships (one associated with a downtown St. Louis, Missouri, hotel and the other associated with a fast-food operator) that the Company migrated to nonperforming status at the end of the first quarter of 2025

24

Outlook 25

2026 Outlook

$ in millions

	2026 Outlook[2]	Outlook Commentary
Total Loans (period end) (vs 2025 of $17,492)	Up Low to Mid Single Digits	• Improving growth outlook moderated by commitment to strong risk-adjusted returns through the cycle (soundness, profitability, and growth…in that order)
Customer Deposits (period end) (vs 2025 of $18,224)	Up Low Single Digits	• Investing heavily in customer deposit growth – new and existing relationships while reducing wholesale funding
Net Interest Income[1] (vs 2025 of $719.2)	Up 9-11%	• Positive remixing in core customer deposits and loans predicated on sophisticated relationship profitability and capital allocation • Continued back-book repricing tailwinds and disciplined front-book originations
Adjusted Noninterest Income[3] (vs adjusted 2025 of $186.1)	Stable	• Several one-time, non-repeating income sources (BOLI gains, etc.) in 2025 • Core fees expected to grow +3% from Wealth Management, treasury management and other service charges
Adjusted Noninterest Expense[3] (vs adjusted 2025 of $558.8)	Up 2-3%	• Focus on continuous improvement initiatives to drive additional efficiencies while making investments in talent and technology
Net Charge-Offs	~25 bps	• Stable credit outlook • Prudent and conservative underwriting standards given economic uncertainty
Effective Tax Rate	~20%	• Tax rate reflective of post balance sheet repositioning and higher earnings profile

Driving positive operating leverage of 5%+

1 Net interest income outlook for 2026 is based on forward interest rate curve as of December 31, 2025
2 2026 Outlook (other than net charge-offs and tax rate) presented versus full-year 2025 results
3 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
Outlook for 2026 is based on various assumptions that are based on the current economic environment and current forecasts. As such, the 2026 Outlook and associated commentary presented above consist of forward-looking statements that involve risks and uncertainties and may not be realized due to a variety of factors, including those set forth on Slide 27 of this presentation. The 2026 Outlook will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation (which the Company assumes no obligation to do)

26

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; projections regarding loan repricing; the repositioning guidance on slide 6; the interest rate sensitivity estimates and projections set forth on slide 13; the estimates related to the hedging program (including estimated future swap income) set forth on slide 14; and the 2026 Outlook on slide 26. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts in the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; the effects of a government shutdown; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2024, the Company’s Form 10-Q for the quarter ended September 30, 2025, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, quarterized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, loss on sale of equipment finance business, loss on sale of securities, net branch right-sizing initiatives, early retirement program, termination of vendor and software services, and losses on early extinguishment of debt. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, gains and/or losses on the sale of securities, or the Two Specific Credit Relationships. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 27

Appendix 28

Select Balance Sheet and Other Data 4Q25 vs 3Q25 4Q25 vs 4Q24 $ in millions, except per share data 4Q25 3Q25 4Q24 $ Change % Change $ Change % Change Period End Balances Total loans $17,492.2 $17,188.8 $17,005.9 $303.4 2% $486.2 3 % Investment securities 3,266.2 3, 319.3 6,166.1 (53.1) (2) (2,899.8) (47) Total assets 24,540.9 24,208.2 26,876.0 33 2.7 1 (2,335.2) (9) Total deposits 20,184.0 19 ,837.7 21 ,885.8 34 6.3 2 (1,701.7) (8) Borrowed funds 64 1.4 69 0.2 1,148.8 (48.9) (7) (507.4) (44) Total stockholders' equity 3, 419.2 3, 354.0 3, 528.9 65 .3 2 (109.6) (3) Average Balances Total loans $17,295.4 $16,976.2 $17,212.0 $319.2 2% $83.4 - % Investment securities 3, 301.0 3,994.4 6,266.3 (693.4) (17) (2,965.2) (47) Total assets 24,254.4 24,914.9 27,078.9 (660.5) (3) (2,824.5) (10) Total deposits 19 ,957.5 20 ,529.1 21,856.1 (571.7) (3) (1,898.6) (9) Borrowed funds 55 8.1 69 9.5 1, 346.0 (141.4) (20) (787.8) (59) Total stockholders' equity 3,410.0 3, 368.3 3, 543.1 41.7 1 (133.1) (4) Select Other Data Equity to assets 13.93% 13.85% 13.13% 1 8.71 8.53 8.29 Tangible common equity to tangible assets Book value per share $23.62 $23.18 $28.08 1 Tangible book value per share 13.91 13.45 16.80 Allowance for credit losses to total loans 1.28% 1.50% 1.38 % Nonperforming loan coverage ratio 199 168 212 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 29

Income Summary 1 1 4Q25 Adjusted 4Q25 vs Adjusted 1 $ in millions, except per share data 3Q25 4Q24 Reported Adjusted Net interest income $197.3 $197.3 $10.6 6% $32.4 20 % Noninterest income 51.7 5 1.7 5.8 13 8.2 19 Total revenue 249.0 249.0 16.5 7 40.5 19 Noninterest expense 139.9 138.6 (1.1) (1) (0.7) (0) 2 109.1 110.4 17.5 19 41.2 60 Pre-provision net revenue Provision for credit losses 1 5.1 15.1 (0.1) (0) 1.8 13 Provision for credit losses on investment securities - - 3.2 (100) - - Provision for income taxes 1 5.9 1 6.3 0.3 2 10.1 162 Earnings $ 78.1 $ 79.0 $14.0 22% $29.3 59 % Diluted EPS $ 0.54 $ 0.54 $0.08 17% $0.15 38 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 30 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations 4Q 1Q 2Q 3Q 4Q $ in thousands, except per share data 2024 2025 2025 2025 2025 1 Calculation of Adjusted Earnings Net Income (Loss) $ 48,319 $ 32,388 $ 54,773 $ (562,792) $ 78,078 Certain items Branch right sizing, net 1,581 994 163 2,004 85 Loss on sale of equipment finance business - - - - 1,118 Loss (gain) on sale of securities - - - 801,492 - Early retirement program 200 - 1,594 305 - Loss on early extinguishment of debt - - - 570 - Termination of vendor and software services - - - - 12 Tax effect (466) (260) (459) (176,649) (318) Certain items, net of tax 1,315 734 1,298 627,722 897 Adjusted earnings (non-GAAP) $ 49,634 $ 33,122 $ 56,071 $ 64,930 $ 78,975 1 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 48,319 $ 32,388 $ 54,773 $ (562,792) $ 78,078 Diluted earnings per share $ 0.38 $ 0.26 $ 0.43 $ (4.00) $ 0.54 Adjusted earnings available to common shareholders (non-GAAP) $ 49,634 $ 33,122 $ 56,071 $ 64,930 $ 78,975 Adjusted diluted earnings per share (non-GAAP) $ 0.39 $ 0.26 $ 0.44 $ 0.46 $ 0.54 Average Diluted Shares Outstanding 126,232,084 126,336,557 126,406,453 140,648,704 145,210,222 1 In this presentation, “Adjusted Earnings” may also be referred to as “Adjusted Net Income” 31

Non-GAAP Reconciliations

$ in thousands	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 164,942	$ 163,422	$ 171,824	$ 186,661	$ 197,296
Plus: Noninterest income	43,558	46,155	42,354	(756,187)	51,708
Less: Noninterest expense	141,117	144,580	138,589	142,032	139,862
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 67,383	$ 64,997	$ 75,589	$ (711,558)	$ 109,142
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 67,383	$ 64,997	$ 75,589	$ (711,558)	$ 109,142
Plus: Loss on sale of equipment finance business	-	-	-	-	1,118
Plus: (Gain) loss on sale of securities	-	-	-	801,492	-
Plus: Branch right sizing costs, net	1,581	994	163	2,004	85
Plus: Early retirement program	200	-	1,594	305	-
Plus: Loss on early extinguishment of debt	-	-	-	570	-
Plus: Termination of vendor and software services	-	-	-	-	12
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 69,164	$ 65,991	$ 77,346	$ 92,813	$ 110,357
Calculation of PPNR and Adjusted PPNR Per Share					
Average Diluted Shares Outstanding	126,232,084	126,336,557	126,406,453	140,648,704	145,210,222
PPNR per Average Diluted Shares Outstanding	$ 0.53	$ 0.51	$ 0.60	$ (5.06)	$ 0.75
Adjusted PPNR per Average Diluted Shares Outstanding (non-GAAP)	$ 0.55	$ 0.52	$ 0.61	$ 0.66	$ 0.76
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,528,872	$ 3,531,485	$ 3,549,210	$ 3,353,963	$ 3,419,240
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(97,242)	(93,714)	(90,617)	(87,520)	(84,423)
Total intangible assets	(1,418,041)	(1,414,513)	(1,411,416)	(1,408,319)	(1,405,222)
Tangible common stockholders' equity (non-GAAP)	$ 2,110,831	$ 2,116,972	$ 2,137,794	$ 1,945,644	$ 2,014,018
Shares of common stock outstanding	125,651,540	125,926,822	125,996,248	144,703,075	144,762,817
Book value per common share	$ 28.08	$ 28.04	$ 28.17	$ 23.18	$ 23.62
Tangible book value per common share (non-GAAP)	$ 16.80	$ 16.81	$ 16.97	$ 13.45	$ 13.91

32

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 164,942	$ 163,422	$ 171,824	$ 186,661	$ 197,296
Noninterest Income (GAAP)	43,558	46,155	42,354	(756,187)	51,708
Total Revenue (non-GAAP)	$ 208,500	$ 209,577	$ 214,178	$ (569,526)	$ 249,004
Total Revenue (non-GAAP)	$ 208,500	$ 209,577	$ 214,178	$ (569,526)	$ 249,004
Less: Gain (loss) on sales of securities	-	-	-	(801,492)	-
Less: Loss on early extinguishment of debt	-	-	-	(570)	-
Adjusted Total Revenue (non-GAAP)	$ 208,500	$ 209,577	$ 214,178	$ 232,536	$ 249,004
Employees (FTE)	2,946	2,949	2,947	2,883	2,917
Total Revenue per Employee (FTE)	$ 70.77	$ 71.07	$ 72.68	$ (197.55)	$ 85.36
Adjusted Total Revenue per Employee (FTE)	$ 70.77	$ 71.07	$ 72.68	$ 80.66	$ 85.36
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 43,558	$ 46,155	$ 42,354	$ (756,187)	$ 51,708
Less: Gain (loss) on sale of securities	-	-	-	(801,492)	-
Less: Loss on early extinguishment of debt	-	-	-	(570)	-
Adjusted Noninterest Income (non-GAAP)	$ 43,558	$ 46,155	$ 42,354	$ 45,875	$ 51,708
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	20.89%	22.02%	19.78%	NM	20.77%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	20.89%	22.02%	19.78%	19.73%	20.77%

FTE – Full time equivalent
NM – Not meaningful

33

Non-GAAP Reconciliations

$ in thousands	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 141,117	$ 144,580	$ 138,589	$ 142,032	$ 139,862
Less: Branch right sizing expense	1,581	994	163	2,004	85
Less: Early retirement program	200	-	1,594	305	-
Less: Loss on sale of equipment finance business	-	-	-	-	1,118
Less: Termination of vendor and software services	-	-	-	-	12
Adjusted Noninterest Expense (non-GAAP)	$ 139,336	$ 143,586	$ 136,832	$ 139,723	$ 138,647
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 141,117	$ 144,580	$ 138,589	$ 142,032	$ 139,862
Total Revenue	$ 208,500	$ 209,577	$ 214,178	$ (569,526)	$ 249,004
Fully taxable equivalent adjustment	6,424	6,414	6,422	3,811	2,890
Efficiency ratio denominator	$ 214,924	$ 215,991	$ 220,600	$ (565,715)	$ 251,894
Efficiency ratio (based on GAAP figures)	65.66%	66.94%	62.82%	(25.11)%	55.52%
Adjusted Noninterest Expense (non-GAAP)	$ 139,336	$ 143,586	$ 136,832	$ 139,723	$ 138,647
Less: Other real estate and foreclosure expense	317	198	216	200	432
Less: Amortization of intangible assets	3,850	3,527	3,098	3,097	3,097
Adjusted efficiency ratio numerator (non-GAAP)	$ 135,169	$ 139,861	$ 133,518	$ 136,426	$ 135,118
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 33)	$ 208,500	$ 209,577	$ 214,178	$ 232,536	$ 249,004
Fully taxable equivalent adjustment	6,424	6,414	6,422	3,811	2,890
Adjusted efficiency ratio denominator (non-GAAP)	$ 214,924	$ 215,991	$ 220,600	$ 236,347	$ 251,894
Adjusted Efficiency Ratio (non-GAAP)	62.89%	64.75%	60.52%	57.72%	53.64%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

34

Non-GAAP Reconciliations

$ in thousands	4Q 2024	3Q 2025	4Q 2025
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 71,588	$ 76,249	$ 72,924
Less: Early retirement program	200	305	-
Less: Other	-	1	-
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 71,388	$ 75,943	$ 72,924
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,876	$ 12,106	$ 11,636
Less: Branch right sizing expense	87	432	398
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,789	$ 11,674	$ 11,238
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,671	$ 5,275	$ 5,304
Less: Branch right sizing expense	37	15	14
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,634	$ 5,260	$ 5,290
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 46,115	$ 43,027	$ 44,830
Less: Loss on sale of equipment finance business	-	-	1,118
Less: Branch right sizing expense	1,457	1,556	(327)
Less: Termination of vendor and software services	-	-	12
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 44,658	$ 41,471	$ 44,027
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 5,732	$ (160,732)	$ 15,948
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 31)	(466)	(176,649)	(318)
Adjusted provision for income taxes (non-GAAP)	$ 6,198	$ 15,917	$ 16,266

35

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 2025 2025 2025 2025 $ in thousands Calculation of NPL ratio, excluding two previously disclosed credit relationships Nonperforming loans $ 152,391 $ 157,162 $ 153,939 $ 112,739 Less: Two previously disclosed credit relationships 49,761 49,572 49,267 8,483 Nonperforming Loans, excluding two previously disclosed credit relationships (non-GAAP) $ 102,630 $ 107,590 $ 104,672 $ 104,256 Total loans $ 17,094,078 $ 17,111,096 $ 17,188,817 $ 17,492,179 Less: Two previously disclosed credit relationships 49,761 49,572 49,267 8,483 Total Loans, excluding two previously disclosed credit relationships (non-GAAP) $ 17,044,317 $ 17,061,524 $ 17,139,550 $ 17,483,696 Nonperforming loans ratio (NPL Ratio) 0.89% 0.92% 0.90% 0.64% NPL ratio, excluding two previously disclosed credit relationships (non-GAAP) 0.60% 0.63% 0.61% 0.60% Calculation of NPA to Total Assets, excluding two previously disclosed credit relationships Nonperforming assets $ 162,345 $ 166,715 $ 160,717 $ 125,071 Less: Two previously disclosed credit relationships 49,761 49,572 49,267 8,483 Nonperforming Assets, excluding two previously disclosed credit relationships (non-GAAP) $ 112,584 $ 117,143 $ 111,450 $ 116,588 Total assets $ 26,792,991 $ 26,693,620 $ 24,208,162 $ 24,540,877 Less: Two previously disclosed credit relationships 49,761 49,572 49,267 8,483 Total Assets, excluding two previously disclosed credit relationships (non-GAAP) $ 26,743,230 $ 26,644,048 $ 24,158,895 $ 24,532,394 Nonperforming assets to total assets 0.61% 0.62% 0.66% 0.51% Nonperforming assets to total assets, excluding two previously disclosed credit relationships (non-GAAP) 0.42% 0.44% 0.46% 0.48% 36

Non-GAAP Reconciliations 4Q FY FY FY $ in thousands, except per share data 2022 2023 2024 2025 Calculation of Adjusted Noninterest Expense Noninterest Expense (GAAP) $ 142,575 $ 563,061 $ 557,543 $ 565,063 Less: Early retirement program - 6,198 536 1,899 Less: Termination of vendor and software services - - 602 12 Less: Loss on sale of equipment finance business - - - 1,118 Less: Branch right sizing expense 1,104 5,467 2,746 3,246 Less: FDIC deposit insurance special assessment - 10,521 1,832 - Less: Merger related costs 35 1,420 - - Adjusted Noninterest Expense (non-GAAP) $ 141,436 $ 539,455 $ 551,827 $ 558,788 Calculation of Adjusted Noninterest Income Noninterest Income (GAAP) $ 147,171 $ (615,970) Less: Loss on early extinguishment of debt - (570) Less: Gain (loss) on sale of securities 28,393 (801,492) Adjusted Noninterest Income (non-GAAP) $ 175,564 $ 186,092 Calculation of Operating Leverage Net Interest Income (GAAP) $ 628,465 $ 719,203 Plus: Adjusted Noninterest Income (non-GAAP) 175,564 186,092 Adjusted Total Revenue (non-GAAP) $ 804,029 $ 905,295 Year-over-year percentage change in Adjusted Total Revenue (non-GAAP) (a) 13% Year-over-year percentage change in Adjusted Noninterest Expense (non-GAAP) (b) 1% Operating Leverage (non-GAAP) (a)-(b) 12% FY – Fiscal Year 37

Non-GAAP Reconciliations

$ in thousands	3Q 2025	4Q 2025
Calculation of Tangible Common Equity (TCE)		
Total common stockholders' equity	$ 3,353,963	$ 3,419,240
Less: Intangible assets	1,408,319	1,405,222
Total tangible common stockholders' equity (non-GAAP)	$ 1,945,644	$ 2,014,018
Total assets	$ 24,208,162	$ 24,540,877
Less: Intangible assets	1,408,319	1,405,222
Total tangible assets	$ 22,799,843	$ 23,135,655
Common equity to total assets	13.85%	13.93%
Tangible common equity to tangible common assets (non-GAAP)	8.53%	8.71%
Calculation of Insured, Collateralized Deposits to Total Deposits		
Uninsured deposits at Simmons Bank	$ 9,565,766	$ 9,640,677
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,169,362	2,363,327
Less: Intercompany eliminations	2,937,147	2,729,191
Total uninsured, non-collateralized deposits (non-GAAP)	$ 4,459,257	$ 4,548,159
Total deposits	$ 19,837,733	$ 20,184,038
Less: Total uninsured, noncollateralized deposits (non-GAAP)	4,459,257	4,548,159
Total insured, collateralized deposits (non-GAAP)	$ 15,378,476	$ 15,635,879
Total Insured, collateralized deposits to total deposits (non-GAAP)	78%	77%

$ in thousands	3Q 2025	4Q 2025
Calculation of Adjusted ROAA		
Net income	$ (562,792)	$ 78,078
Adjusted earnings (non-GAAP) (reconciliation shown on page 32)	$ 64,930	$ 78,975
Average assets	$ 24,914,922	$ 24,254,447
Return on average assets (ROAA)	(8.96)%	1.28%
Adjusted ROAA (non-GAAP)	1.03%	1.29%
Calculation of Adjusted ROTCE		
Net income	$ (562,792)	$ 78,078
Plus: Amortization of intangible assets, net of taxes	2,287	2,288
Total tangible net income (non-GAAP)	$ (560,505)	$ 80,366
Adjusted earnings (non-GAAP) (reconciliation shown on page 32)	$ 64,930	$ 78,975
Plus: Amortization of intangible assets, net of taxes	2,287	2,282
Total adjusted tangible net income (non-GAAP)	$ 67,217	$ 81,263
Average common stockholders' equity	$ 3,368,308	$ 3,410,017
Less: Average intangible assets	1,410,148	1,407,005
Average tangible common stockholders' equity (non-GAAP)	$ 1,958,160	$ 2,003,012
Return on average common equity (ROCE)	(66.29)%	9.08%
Return on average tangible common equity (ROTCE) (non-GAAP)	(113.56)%	15.92%
Adjusted return on average common equity (non-GAAP)	7.65%	9.19%
Adjusted return on tangible common equity (non-GAAP)	13.62%	16.10%

38

Non-GAAP Reconciliations 2Q 2Q 2025 2025 $ in thousands $ in thousands Calculation of Tier 1 Leverage Ratio Calculation of Total Risk-Based Capital Ratio Stockholders’ equity $ 3,549,210 Tier 1 capital 2,551,006 Less: Disallowed intangible assets, net of deferred tax 1,379,104 Plus: Subordinated notes and debentures 366,369 Less: Unrealized loss (gain) on AFS securities 380,900 Less: Subordinated debt phase out (198,000) Tier 1 capital $ 2,551,006 Plus: Qualifying allowance for credit losses and reserve for unfunded commitments 258,079 Total risk-based capital $ 2,977,454 Tier 1 capital $ 2,551,006 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Total risk-based capital $ 2,977,454 Adjusted Tier 1 capital $ 2,049,943 Less: Loss on securities sale and repositioning 606,729 Adjusted total risk-based capital $ 2,370,725 Average assets for leverage ratio $ 25,606,135 Less: Market value adjustment on HTM securities transferred to AFS, net of tax 501,063 Risk weighted assets $ 20,646,324 Adjusted average assets for leverage ratio $ 25,105,072 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 Tier 1 Leverage Ratio 9.96% Adjusted Tier 1 Leverage Ratio (Economic Capital) (non-GAAP) 8.17% Total Risk-Based Capital Ratio 14.42% Adjusted Total Risk-Based Capital Ratio (Economic Capital) (non-GAAP) 12.03% 1 Calculation of CET 1 Capital Ratio Tier 1 capital $ 2,551,006 Less: Loss on securities sale and repositioning 606,729 Adjusted Tier 1 capital $ 1,944,277 Risk weighted assets $ 20,646,324 Less: Securities sale and repositioning (assuming 32.9% risk weighting) 943,205 Adjusted risk weighted assets $ 19,703,119 CET 1 Capital Ratio 12.36% Adjusted CET 1 Capital Ratio Ratio (Economic Capital) (non-GAAP) 9.87% 1 At June 30, 2025, the CET 1 Capital Ratio and the Tier 1 Risk-Based Capital Ratio were the same for the Company 39

Nasdaq SFNC th 4 Quarter 2025 Earnings Presentation January 20, 2026